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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2007
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                              NeoMagic Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                   000-22009                77-0344424
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
           incorporation)                                   Identification No.)


         3250 Jay Street, Santa Clara, California                 95054
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         (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code    (408) 988-7020
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard; Transfer of Listing.

      On December 12, 2007, NeoMagic Corporation (the "Company") received a letter from the Listing Qualifications Department of the Nasdaq Stock Market, Inc. indicating that it does not comply with the minimum $10,000,000 stockholders' equity requirement for continued listing on the Nasdaq Global Market set forth in Marketplace Rule 4450(a)(3), and therefore that NeoMagic's common stock is subject to potential delisting from The Nasdaq Global Market. As requested, by December 27, 2007, NeoMagic will submit a plan to achieve and sustain compliance with all Nasdaq Global Market listing requirements, including the minimum stockholders' equity standard. The Company anticipates that it may apply to transfer the listing of its securities to The Nasdaq Capital Market. While the Company believes that it currently satisfies all the criteria for listing on the Nasdaq Capital Market, it cannot assure investors that its shares will be accepted for listing.

      The Company issued a press release announcing the receipt of the Listing Qualifications Department letter on December 18, 2007, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated December 18, 2007, announcing notification from the Listing Qualifications Department of the Nasdaq Stock Market.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NeoMagic Corporation
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                                                (Registrant)

Date:  December 18, 2007                   /s/  Steven P. Berry
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                                                Steven P. Berry
                                            Chief Financial Officer


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Exhibit No.       Description

99.1 Press Release dated December 18, 2007, announcing notification from the Listing Qualifications Department of the Nasdaq Stock Market.